UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 27, 2023
Date of Report (Date of earliest event reported)

TechnipFMC plc
(Exact name of registrant as specified in its charter)

United Kingdom	001-37983	98-1283037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Hadrian House, Wincomblee Road
Newcastle Upon Tyne
United Kingdom	NE6 3PL
(Address of principal executive offices)	(Zip Code)
+44 203-429-3950
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary shares, $1.00 par value per share	FTI	New York Stock Exchange
Securities registered pursuant to Section 12(g) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2023, upon the recommendation of the Environmental, Social, and Governance Committee of the Board of Directors (the “Board”) of TechnipFMC plc (the “Company”), the Board elected Robert G. Gwin to the Board, effective February 1, 2023, and is expected to appoint Mr. Gwin to the Audit Committee of the Board.

For his service, Mr. Gwin will receive compensation commensurate with that received by the Company’s other non-executive directors as disclosed under the caption “Director Compensation” in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on March 18, 2022, prorated to reflect his length of service in 2023. Such compensation is in accordance with the Company’s shareholder-approved Director Renumeration Policy.

On January 27, 2023, Peter Mellbye notified the Board of his decision not to stand for re-election at the Company’s next annual general meeting of shareholders.

Item 7.01    Regulation FD Disclosure.

On January 31, 2023, the Company issued a news release announcing Mr. Gwin’s election to the Board, a copy of which is filed herewith as Exhibit 99.1.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	News Release issued by TechnipFMC plc dated January 31, 2023
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechnipFMC plc

By: /s/ Victoria Lazar
Dated:	February 1, 2023	Name: Victoria Lazar
Title: Executive Vice President, Chief Legal Officer, and Secretary